UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 16, 2006
                Date of Report (Date of earliest event reported)

                                NYSE GROUP, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                     001-32829                 20-2786071
(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                      Identification No.)


          11 WALL STREET
        NEW YORK, NEW YORK                                   10005
(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (212) 656-3000

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01  OTHER EVENTS

On November 16, 2006, Nelson Chai, Executive Vice President and Chief Financial Officer of NYSE Group, Inc., will be giving a presentation at the Merrill Lynch Banking & Financial Services Conference. The slides to be made available in connection with that presentation include certain updated statistical information, including with respect to NYSE Hybrid Market(SM), and are attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

 (D)     EXHIBITS

EXHIBIT NUMBER                             DESCRIPTION

99.1 Slide presentation to be made available in connection with the presentation to be made by Nelson Chai, Executive Vice President and Chief Financial Officer of NYSE Group, Inc., at the Merrill Lynch Banking & Financial Services Conference on November 16, 2006.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NYSE GROUP, INC.

Dated: November 15, 2006            By:   /S/ Nelson Chai
                                        ----------------------------------------
                                    Name:     Nelson Chai
                                    Title:    Executive Vice President and
                                              Chief Financial Officer



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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K (including information included or incorporated by reference herein), may contain, among other things, certain forward-looking statements, which involve a number of risks and uncertainties. NYSE Group, Inc. ("NYSE Group") cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving NYSE Group and Euronext N.V. ("Euronext"), including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. Additional risks and factors are identified in NYSE Group's and NYSE Euronext, Inc.'s filings with the U.S. Securities Exchange Commission (the "SEC"), including NYSE Group's Report on Form 10-K for the fiscal year ending December 31, 2005, which are available on NYSE Group's website at http://www.nyse.com and the SEC's website at SEC's Web site at www.sec.gov. The parties undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION ABOUT THE PENDING TRANSACTION
In connection with the proposed business combination transaction between NYSE Group and Euronext, a newly formed holding company, NYSE Euronext, Inc. ("NYSE Euronext") has filed with the SEC a Registration Statement on Form S-4 (File No. 333-137506) (the "S-4") that includes preliminary versions of the following documents: a proxy statement of NYSE Group, a shareholder circular of Euronext, and an exchange offer prospectus, each of which constitutes a prospectus of NYSE Euronext. The S-4 has not yet become effective. The parties will file other relevant documents concerning the proposed transaction with the SEC. Following the S-4 being declared effective by the SEC, NYSE Group intends to mail the final proxy statement/prospectus to its shareholders and Euronext intends to mail the final shareholder circular/prospectus and final exchange offer prospectus to its shareholders.

Such final documents, however, are not currently available. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FINAL PROXY STATEMENT/PROSPECTUS, SHAREHOLDER CIRCULAR/PROSPECTUS AND EXCHANGE OFFER PROSPECTUS REGARDING THE PROPOSED BUSINESS COMBINATION TRANSACTION, IF AND WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

You may obtain a free copy of the S-4 and the final proxy statement/prospectus, shareholder circular prospectus, and exchange offer prospectus, if and when such documents become available, and other related documents filed by NYSE Group and NYSE Euronext with the SEC at the SEC's Web site at www.sec.gov. The final proxy statement/prospectus, shareholder circular/prospectus, and exchange offer prospectus, if and when they become available, and the other documents may also be obtained for free by accessing NYSE Group's Web site at http://www.nyse.com.

NYSE Group, Euronext and their directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from NYSE Group stockholders in respect of the proposed business combination transaction. You can find information about NYSE Group's executive officers and directors in NYSE Group's defini-



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tive proxy statement filed with the SEC on April 11, 2006. You can obtain free copies of these documents and of the final proxy statement/prospectus, if and when it becomes available, from NYSE Group by contacting its investor relations department. Additional information regarding the interests of such potential participants have been included in the S-4 and will be included in the final proxy statement/prospectus, if and when it becomes available, and the other relevant documents filed with the SEC.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.